Borrowings	12 Months Ended
Jan. 31, 2019
Borrowings - Disclosure Of Detailed Information About Borrowings
Borrowings

19	Borrowings

	Note	31 January 2019 NZ$000’s	31 January 2018 NZ$000’s	31 January 2017 NZ$000’s
CURRENT
Secured liabilities:
Shareholder loans		-	10,951	8,200
Bank loans		20,000	16,000	16,000
Debt issuance costs in relation to bank loan		(270)	(218)	(656)
Working capital financing bank facility		-	22,489	31,710
Convertible notes		-	1,740	13,744
Other loan		1,237	1,159	-
		20,967	52,121	68,998

The fair value of borrowings is not considered to be materially different to their carrying amounts.

(a)	Assets pledged as collateral:

Borrowings are collateralized by a fixed and floating charge over the assets of the consolidated entity. The lease liabilities are effectively secured as the rights to the leased assets, recognised in the balance sheet, revert to the lessor in the event of default.

(b)	Bank overdrafts and bank loans

On 27 June 2016, all banking facilities were repaid and a new banking arrangement with BNZ commenced. BNZ has a first ranking charge over all assets of the Bendon Limited group.

The term loan facility of NZD$16,000,000 was repaid on 27 June 2018. The current interest rate on this loan was 5.55% as at 31 January 2018 (31 January 2017: 4.84%, 2016: 4.77%) per annum.

On 13 June 2018, the Group entered into a Deed of Amendment with BNZ to reduce the facility to NZD$20,000,000 (31 January 2018: NZD$38,489,428). In addition the new facility takes over guarantees and financial instruments totalling NZD$1,345,000.

The term loan facility of NZD$20,000,000 was repayable on 14 June 2019. The current interest rate on this loan is 5.57% (31 January 2018: 5.55%) per annum. There has been a breach of covenant during the period.

Bank of New Zealand has the first ranking charge over all assets of Naked Brand Group Limited. Under the terms of the major borrowing facility, the facility is subject to four undertakings being: Interest cover ratio of three times that is first tested as at 30 April 2019; gross EBITDA ratio measured to 3 months to September 2018 had to be greater than $0, six months to 30 December 2018 is greater than $3 million; inventory and receivables ratio must be greater than 2 times being first measured as at 30 September 2018; and the actual sales and gross margin must not vary by more than 10% from the budget submitted to the Bank.

(c)	Shareholder loan - related party

On 19 June 2018, Naked Brand Group Limited issued additional 24,221 Naked shares to the shareholders as part of an agreement to convert a portion of the outstanding liability (Debt) to equity. The amount of debt converted on this date amounted to a fair value of $12,244,208. After this conversion, the shareholder loan is fully converted to equity and the outstanding balance as at 31 January 2019 is nil (31 January 2018: $10,951,295).

The interest rate on the shareholder loans up to the date of conversion was 30% (31 January 2018: 30%) and was increased at the end of 2014, and was capitalised quarterly. Total interest capitalised during the year ended 31 January is $1.062 million (year ended 31 January 2018: $2.807 million, 7 months to 31 January 2017 is $3.040 million).

(d)	Convertible notes

On 19th June 2018, the holders of USD$2.8m (NZ$4.2m) of convertible notes converted to 16,408 Bendon ordinary shares. The holder of US$1.0m (NZ$1.42m) of convertible notes elected for their convertible note to be repaid at a future date as agreed. The amount owing has been classified as a current borrowing and amounted to $1.159 million as at 31 January 2019.

(e)	Loan covenants

As at 31 January 2019, there was a breach of the minimum Gross EBITDA ratio and a breach of the Inventory and Receivables ratio. The Bank has advised that they are currently taking these Breaches under review.

(f)	Other loan

The other loan is convertible note which the note holder elected not to convert. This loan is payable at a future date to be agreed.